Goodwill	12 Months Ended
Oct. 31, 2011
Goodwill [Abstract]
Goodwill
10.	Goodwill
As of October 31, 2011, management determined that the fair value of goodwill exceeds its carrying value of $2.5 million (October 31, 2010 ― $2.5 million) resulting in no impairment of goodwill.

In the fourth quarter of fiscal 2010, the Company changed its segment reporting structuring (Note 24) following the completion of its strategic repositioning and allocated goodwill to two of the Company's business segments: Sterilization Technologies ($1.6 million) and Medical Isotopes ($0.9 million).

During the third quarter of fiscal 2009, management determined that the implied fair values of goodwill for the reporting units within MDS Pharma Services were less than each of its carrying values and the Company wrote off the total remaining goodwill of $36.9 million, which was reported in “Loss from discontinued operations, net of income taxes” (Note 3).